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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V36935-P07472-Z87108 TERADATA CORPORATION 17095 VIA DEL CAMPO SAN DIEGO, CA 92127 TERADATA CORPORATION You invested in TERADATA CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 14, 2024. Vote Virtually at the Meeting* May 14, 2024 8:00 A.M. Pacific Time Virtually at: www.virtualshareholdermeeting.com/TDC2024 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2024 Annual Meeting Vote by May 13, 2024 11:59 PM ET

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V36936-P07472-Z87108 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Class II Nominees: 1a. Lisa R. Bacus For 1b. Timothy C.K. Chou For 1c. John G. Schwarz For 2. An advisory (non-binding) vote to approve executive compensation. For 3. Approval of the Teradata 2023 Stock Incentive Plan, as Amended and Restated. For 4. Approval of the ratification of the appointment of the independent registered public accounting firm for 2024. For